Pricing Supplement No. 7 Dated September 20, 1999
(To Prospectus dated January 19, 1999  File No. 333-65535:)
Filed Pursuant to:  Rule 424 (b) (3)


                                 $500,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series H
              Due from 9 Months to 15 years From the Date of Issue

                                MEDIUM -TERM NOTE
                                  FLOATING RATE


Date of Issue:                September 23, 1999

Maturity Date:                September 24, 2001

Principal Amount:             $30,000,000.00

Price to Public:              100%

Interest Rate Basis:          LIBOR Telerate

Index maturity:               3 months

Initial Interest Rate:        6.46375%

Spread (plus or minus):       + 95 bp

Interest Reset Dates:    Each March 24, June 24, September 24, and December 24.
                         Commencing December 24, 1999.

Interest Payment Dates:  Each March 24, June 24, September 24, and December 24.
                         Commencing December 24, 1999.

Calculation agent:       Merrill Lynch, Pierce, Fenner &  Smith Incorporated

Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:      N/A

Optional Repayment Date:       N/A

Agent's Discount or Commission: $75,000.00

Cusip Number:                   20033R GC 7